HIGHLY CONFIDENTIAL SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESS CONFIDENTIALITY AGREEMENT National CineMedia Cleansing Materials May 2023

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESS CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Forward-Looking Statements This presentation contains various forward-looking statements that reflect management’s current expectations or beliefs regarding future events. Investors are cautioned that reliance on these forward-looking statements involves risks and uncertainties. Although the Company believes that the assumptions used in the forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward-looking statements. The factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are, among others, 1) level of theater attendance or viewership of the Noovie® pre-show; 2) changes to relationships with NCM LLC’s founding members, including, without limitation, changes to contractual relationships with Regal Cinemas, Inc. and Regal CineMedia Holdings, LLC as a result of the pending Chapter 11 cases of those entities and their affiliated debtors and debtors in possession; 3) the impact of pandemics, epidemics or disease outbreaks, such as the novel coronavirus (COVID-19) and the success of actions taken to mitigate such situations, vaccine rollouts and potential changes to consumer behavior; 4) the availability and predictability of major motion pictures displayed in theaters, 5) increased competition for advertising expenditures; 6) inability to implement or achieve new revenue opportunities; 7) failure to realize the anticipated benefits of the 2019 amendments to the Company's exhibitor service agreements with Regal and Cinemark; 8) technological changes and innovations; 9) economic conditions, including the level of expenditures on and perception of cinema advertising; 10) our ability to renew or replace expiring advertising and content contracts; 11) our need for additional funding, risks and uncertainties relating to our significant indebtedness; 12) reinvestment in our network and product offerings may require significant funding and resulting reallocation of resources; 13) fluctuations in and timing of operating costs; and 14) changes in interest rates. In addition, the outlook provided does not include the impact of any future unusual or infrequent transactions; sales and acquisitions of operating assets and investments; any future non-cash impairments of intangible and fixed assets; amounts related to litigation or the related impact of taxes that may occur from time to time due to management decisions and changing business circumstances. The Company is currently unable to forecast precisely the timing and/or magnitude of any such amounts or events. Please refer to the Company’s Securities and Exchange Commission filings, including the “Risk Factor” section of the Company’s Annual Report on Form 10-K for the year ended December 30, 2022 and subsequent Quarterly Reports on Form 10-Q, for further information about these and other risks. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result, of new information, future events or otherwise, except as required by law. This presentation contains references to Non-GAAP financial measures including Adjusted OIBDA (Operating Income Before Depreciation and Amortization, Amortization of intangibles recorded for network theater screen leases, excluding share-based payment costs, impairment of long-lived assets, and CEO transition costs). A reconciliation of these measures is available in this presentation and on the investor page of the Company’s website at www.ncm.com. 1

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESS CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Financial Projections ($ in millions) The following summarizes the Company’s financial projections as of May 5, 2023 2 • Assumes continued exclusive relationship with Regal subject to revised economics reflecting deal agreed upon in principle on May 5, 2023, with revised economics effective July 1, 2023 • Assumes other exhibitor relationships are unchanged NCM Financial Projections FY'23E FY'24E FY'25E FY'26E FY'27E ATTENDANCE Founding Member Attendance1 365 383 403 423 444 Affiliate Attendance 89 93 98 103 108 Total Attendance 454 477 501 526 552 REVENUE National $203.7 $219.4 $236.2 $254.4 $274.0 Major Markets 40.0 41.2 42.5 43.7 45.0 Digital 12.4 13.2 14.2 15.1 16.2 Digital-Out-Of-Home 1.6 1.6 1.6 1.6 1.6 Beverage 17.9 14.9 16.0 17.1 18.3 Total Revenue $275.6 $290.3 $310.4 $331.9 $355.1 THEATRE ACCESS FEES (TAF) Founding Member TAF 1 ($96.0) ($108.6) ($115.1) ($122.0) ($132.2) Affiliate TAF (27.2) (28.7) (30.4) (32.1) (34.0) Total TAF ($123.3) ($137.3) ($145.5) ($154.2) ($166.2) OPEX SG&A ($83.0) ($85.5) ($88.0) ($90.7) ($93.4) Other Opex (10.5) (11.1) (11.7) (12.3) (13.0) Total Opex ($93.5) ($96.5) ($99.7) ($103.0) ($106.4) 1. Founding Members include Regal, AMC, and Cinemark.

Additional Cases

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESS CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Financial Projections – 10% Attendance Increase ($ in millions) The following summarizes the Company’s financial projections as of May 5, 2023 4 • Assumes continued exclusive relationship with Regal subject to revised economics reflecting deal agreed upon in principle on May 5, 2023, with revised economics effective July 1, 2023 • Assumes other exhibitor relationships are unchanged NCM Financial Projections FY'23E FY'24E FY'25E FY'26E FY'27E ATTENDANCE Founding Member Attendance1 402 422 443 465 488 Affiliate Attendance 98 103 108 113 119 Total Attendance 499 524 551 578 607 REVENUE National $224.1 $241.3 $259.8 $279.8 $301.4 Major Markets 40.0 41.2 42.5 43.7 45.0 Digital 12.4 13.2 14.2 15.1 16.2 Digital-Out-Of-Home 1.6 1.6 1.6 1.6 1.6 Beverage 19.7 16.4 17.6 18.8 20.1 Total Revenue $297.8 $313.7 $335.6 $359.1 $384.3 THEATRE ACCESS FEES (TAF) Founding Member TAF 1 ($102.1) ($116.6) ($123.6) ($131.1) ($142.1) Affiliate TAF (29.5) (31.2) (33.0) (34.9) (37.1) Total TAF ($131.5) ($147.8) ($156.6) ($166.1) ($179.2) OPEX SG&A ($83.0) ($85.5) ($88.0) ($90.7) ($93.4) Other Opex (10.5) (11.1) (11.7) (12.3) (13.0) Total Opex ($93.5) ($96.5) ($99.7) ($103.0) ($106.4) 1. Founding Members include Regal, AMC, and Cinemark.

HIGHLY CONFIDENTIAL PROVIDED SUBJECT TO EXPRESS CONFIDENTIALITY AGREEMENT SUBJECT TO ONGOING REVISION SUBJECT TO COMMON INTEREST PRIVILEGE SUBJECT TO FRE 408 AND STATE LAW EQUIVALENTS Financial Projections – 10% Attendance Decrease ($ in millions) The following summarizes the Company’s financial projections as of May 5, 2023 5 • Assumes continued exclusive relationship with Regal subject to revised economics reflecting deal agreed upon in principle on May 5, 2023, with revised economics effective July 1, 2023 • Assumes other exhibitor relationships are unchanged NCM Financial Projections FY'23E FY'24E FY'25E FY'26E FY'27E ATTENDANCE Founding Member Attendance1 329 345 362 381 400 Affiliate Attendance 80 84 88 92 97 Total Attendance 409 429 450 473 497 REVENUE National $183.4 $197.4 $212.6 $228.9 $246.6 Major Markets 40.0 41.2 42.5 43.7 45.0 Digital 12.4 13.2 14.2 15.1 16.2 Digital-Out-Of-Home 1.6 1.6 1.6 1.6 1.6 Beverage 16.1 13.4 14.4 15.4 16.5 Total Revenue $253.5 $266.9 $285.1 $304.8 $325.9 THEATRE ACCESS FEES (TAF) Founding Member TAF 1 ($90.0) ($100.5) ($106.6) ($113.0) ($122.3) Affiliate TAF (25.0) (26.3) (27.8) (29.3) (31.0) Total TAF ($115.0) ($126.8) ($134.3) ($142.3) ($153.3) OPEX SG&A ($83.0) ($85.5) ($88.0) ($90.7) ($93.4) Other Opex (10.5) (11.1) (11.7) (12.3) (13.0) Total Opex ($93.5) ($96.5) ($99.7) ($103.0) ($106.4) 1. Founding Members include Regal, AMC, and Cinemark.